                                                             EXHIBIT (h)(35)(b)
                              AMENDMENT NO. 3 TO
                                   AGREEMENT

   The United States Life Insurance Company in the City of New York and AIG SunAmerica Asset Management Corp. hereby amend the Agreement made as of September 1, 2003 as follows:

   Schedule Two is hereby deleted in its entirety and replaced with the Schedule Two attached hereto.

   IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 3 be effective as of the 15th day of September, 2008.

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK

                                         ATTEST:

By:                                      By:
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Name:                                    Name:
        -------------------------------          ------------------------------
Title:                                   Title:
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                                                 (Corporate Seal)

AIG SUNAMERICA ASSET MANAGEMENT CORP.

                                         ATTEST:

By:                                      By:
        -------------------------------          ------------------------------
Name:                                    Name:
        -------------------------------          ------------------------------
Title:                                   Title:
        -------------------------------          ------------------------------

                                 SCHEDULE TWO
                     (Effective as of September 15, 2008)

                               List of Contracts

   .   Platinum Investor PLUS

   .   Platinum Investor Immediate Variable Annuity

   .   Platinum Investor Survivor II

   .   Platinum Investor VIP

   .   AIG Protection Advantage VUL

   .   AIG Income Advantage Select

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